© 2016 Quality Is Our Recipe, LLC November 9, 2016 Third-Quarter 2016 Conference Call Exhibit 99.1

Group Manager – Investor Relations Peter Koumas 2

Today’s Agenda CEO Overview Todd Penegor Financial Update Gunther Plosch Key Initiatives Update Todd Penegor Q&A 3

Forward-Looking Statements and Non-GAAP
Financial Measures
This presentation, and certain information that management may discuss in connection with this presentation, contains certain statements that are not historical facts, including information concerning possible or assumed future results of our operations.
Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995 (The “Reform Act”). For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act.
Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking
Statements” in our news release issued on November 9, 2016 and in the “Special Note Regarding Forward-Looking Statements
and Projections” and “Risk Factors” sections of our most recent Form 10-K / Form 10-Qs.
In addition, this presentation and certain information management may discuss in connection with this presentation reference non-GAAP financial measures (i.e., adjusted EBITDA, adjusted EBITDA margin, adjusted earnings per share, adjusted tax rate and free cash flow). These non-GAAP financial measures exclude certain expenses and benefits. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the Appendix to this presentation, and are included in our news release issued on November 9, 2016 and posted on www.aboutwendys.com.
As used in this presentation, the terms adjusted EBITDA and adjusted earnings per share refer to adjusted EBITDA from continuing operations and adjusted earnings per share from continuing operations, respectively.

President and Chief Executive Officer Todd Penegor 5

© 2015 Quality Is Our Recipe, LLC
IMPROVEMENT OF 600 BPS IN ADJ.
EBITDA
MARGIN TO 27.5%*

COMPANY INTENDS TO ENTER INTO
$150 MILLION ASR TRANSACTION;
INCREASES DIVIDEND BY ~8%
COMPANY INCREASES 2016 ADJ. EPS AND
ADJ. EBITDA
GUIDANCE*
* See reconciliation of non-GAAP financial measures in the Appendix.
IMAGE ACTIVATION MOMENTUM
ACCELERATING
NA SYSTEM SRS INCREASE 1.4%, 4.5% ON
A TWO-YEAR BASIS; 15   CONSECUTIVE
QUARTER OF POSITIVE SRS
th

Balance Across the Menu 7 CORE PRICE-VALUE LTOs

Strong Q3 Promotional Calendar 8

Strong N.A. System SRS Acceleration 9 6.8% 2.6% 4.5% Q1 Q2 Q3 2016 2015 3.2% 2.2% 3.1% 3.6% 0.4% 1.4%

Customer Counts Driving Growth 10 QSR Hamburger Wendy’s Check Customer Counts Check Customer Counts

Customers Are Noticing the Stronger Wendy’s Source: Wendy’s Brand Health Tracking, Q3 2016 vs.Q3 2015 11 High Quality Food Worth What You Pay +16% +7%

12

Chief Financial Officer Gunther Plosch 13

N.A. System SRS
1.4%
3.1%
2-Year 4.5%
N.A. Co. Rest. Margin
18.4%
18.8%
(40) bps
G&A
$58.9
$63.7
7.5%
Adjusted EBITDA**
$100.2
$99.7
0.5%
Adjusted EBITDA Margin**
27.5%
21.5%
+600
bps
Adjusted EPS**
$0.11
$0.09
22.2%
$ Mils (except per share amounts)
Third Quarter Financial Highlights
2016*
2015*
B/(W)
**  See reconciliation of non-GAAP financial measures in the Appendix.
(Unaudited)

*
Due
to
the
May
2015
sale
of
its
bakery
business,
the
Company
has
presented
its
bakery
results
as
discontinued
operations
in
its
financial
statements.

$100
$100
$24
$2
($26)
Q3 2015
Royalties,
Franchise Fees
& Net Rental
Income
Other
Disposed Restaurant
EBITDA (Sys Op)
Q3 2016
Q3 2016 vs. Q3 2015: Adjusted EBITDA
433 Fewer
Company
Restaurants
(Unaudited)
$ in millions

Q3 2016 vs. Q3 2015: Adjusted EPS (Unaudited) 16 $0.09 $0.11 $0.01 $0.01 Q3 2015 Share Repurchases Depreciation Q3 2016

Returning Cash to Shareholders
•Repurchased ~18M shares for ~$185 million YTD
•Announced intent to enter into an Accelerated Share
Repurchase Transaction for $150 million
•Announced ~8-percent increase in quarterly dividend rate, from
6 cents per share to 6.5 cents per share
•5   consecutive year of increasing the dividend

th

2016 Outlook
•
Revising
•
NA System SRS of ~1.5%
•
Cash flows from operations of ~$180 to $200 million
•
Capital expenditures of ~$145 million
•
Free cash flow (cash flows from operations minus CAPEX) of ~$35 to $55 million
•
Reaffirming
•
Commodity costs to decrease ~5 to 6%
•
Company-operated restaurant margin of ~19.0%
•
G&A expense of ~$245 to $250 million
•
Adjusted tax rate of ~32 to 34%
COMPANY NOW EXPECTS ADJ. EPS OF $0.40 TO $0.41 AND
ADJ. EBITDA AT HIGH END OF PREVIOUSLY ISSUED RANGE

*
* See reconciliation of non-GAAP financial measures in the Appendix.

President and Chief Executive Officer Todd Penegor 19

System Optimization Update
System
Optimization III
•
On track to complete by the end of 2016
•
156 restaurants sold in Q3, 211 sold YTD
•
Expect ~315 restaurants to be sold in 2016
•
Expect total pre-tax proceeds of ~$435M
Ongoing System
Optimization
•
Facilitated 18 franchisee-to-franchisee
transfers via “Buy and Flip” in Q3
•
144 “Buy and Flips” YTD
•
Expect ~200 restaurants to be transferred
via “Buy and Flip” in 2016

Image Activation Momentum Accelerates
Total System Annual
Reimages & New Builds*
Total System Cumulative
Reimages & New Builds*
~28% of NA
system Image
Activated at the
end of Q3 2016
* Counts include Franchise Reimages open or under construction

2020 North America System Goals Are On Track!
$2M
20%
1.3x
1,000
AUVs
Restaurant
Margins
Sales to
Investment
Ratio
New
Restaurants
60%
Total
Reimaged
Restaurants
+
(~500 Net)

2020 Company Goal:
38-40% Adjusted EBITDA Margin
_
>

Group Manager – Investor Relations Peter Koumas 23

2016 Investor Relations Calendar: Key Dates
November 15
Morgan Stanley Consumer & Retail Conference (New York)
December 9
Bernstein NDR (New York)
February 16
Preliminary Q4 Earnings Release & 2017 Investor Day
(Dublin)

25 Q&A

Appendix 26

In addition to the GAAP financial measures included in this presentation, the Company has included certain non-GAAP financial measures (i.e., adjusted EBITDA, adjusted EBITDA margin, adjusted earnings per share, adjusted tax rate and free cash flow).
These non-GAAP financial measures exclude certain expenses and benefits as detailed in the accompanying reconciliation tables.
This presentation also includes forward-looking guidance for certain non-GAAP financial measures including adjusted EBITDA, adjusted earnings per share and adjusted tax rate. The Company excludes certain expenses and benefits from adjusted EBITDA, adjusted earnings per share and adjusted tax rate, such as impairment of long-lived assets, reorganization and realignment costs and system optimization gains, net. Due to the uncertainty and variability of the nature and amount of certain future expenses and benefits related to our system optimization initiative, the Company is unable without unreasonable effort to provide projections of net income, earnings per share or reported tax rate or a reconciliation of projected adjusted EBITDA, adjusted earnings per share or adjusted tax rate to projected net income, earnings per share or reported tax rate.
Reconciliation of Non-GAAP Financial Measures

Reconciliation of Net Income to Adjusted EBITDA from Continuing Operations In Thousands (Unaudited) 28

Reconciliation of Income and Diluted Earnings Per Share from Continuing Operations to
Adjusted Income and Adjusted Earnings Per Share from Continuing Operations
In Thousands except per share amounts
(Unaudited)

30